UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-21455

Guggenheim Enhanced Equity Strategy Fund
(Exact name of registrant as specified in charter)

2455 Corporate West Drive
Lisle, IL 60532
(Address of principal executive offices) (Zip code)

Amy J. Lee
2455 Corporate West Drive
Lisle, IL 60532
(Name and address of agent for service)
Registrant's telephone number, including area code: (630) 505-3700

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2013

Item 1.  Reports to Stockholders.

The registrant's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

CEF

APRIL 30, 2013 (Unaudited)

GGE | SEMIANNUAL REPORT

Guggenheim Enhanced Equity Strategy Fund

WWW.GUGGENHEIMINVESTMENTS.COM/GGE
... YOUR PATH TO THE LATEST, MOST UP-TO-DATE INFORMATION ABOUT THE GUGGENHEIM ENHANCED EQUITY STRATEGY FUND

The shareholder report you are reading right now is just the beginning of the story. Online at www.guggenheiminvestments.com/gge, you will find:

•	Daily, weekly and monthly data on share prices, net asset values, distributions and more

•	Monthly portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information

We are constantly updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

April 30, 2013

DEAR SHAREHOLDER

We thank you for your investment in the Guggenheim Enhanced Equity Strategy Fund (the “Fund”). This report covers the Fund’s performance for the six months ended April 30, 2013.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation.

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2013, the Fund generated a total return based on market price of 9.96% and a return of 7.46% based on NAV. As of April 30, 2013, the Fund’s market price of $18.90 represented a discount of 5.03% to NAV of $19.90.

The Fund paid a quarterly dividend of $0.3125 in November 2012. The distribution rose to $0.485 for the quarterly dividend paid in February 2013. The most recent dividend represents an annualized distribution rate of 10.26% based on the Fund’s closing market price of $18.90 as of April 30, 2013.

Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”) serves as the investment adviser to the Fund. Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”) serves as the Fund’s investment sub-adviser and is responsible for the management of the Fund’s portfolio of investments. Each of the Adviser and the Sub-Adviser is an affiliate of Guggenheim Partners, LLC (“Guggenheim”), a global diversified financial services firm.

GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity market utilizing an enhanced equity option strategy developed by GPIM. In connection with the implementation of GPIM’s strategy, the Fund utilizes financial leverage. The goal of the use of financial leverage is to enhance shareholder value, consistent with the Fund’s investment objective. The Fund’s use of financial leverage is intended to be flexible in nature and is monitored and adjusted, as appropriate, on an ongoing basis by the Adviser and GPIM. Leverage is generally maintained between 20% and 30% of the Fund’s total assets. The Fund currently employs financial leverage through the use of a bank line of credit.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 21 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the quarterly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly-issued common shares at NAV, subject to an Internal Revenue Service (“IRS”) limitation that the purchase price cannot be more than 5% below the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the potential benefits of compounding returns over time.

To learn more about the Fund’s performance and investment strategy for the six months ended April 30, 2013, we encourage you to read the Questions & Answers section of the report, which begins on page 4. We appreciate your investment and look forward to serving your investment needs in the future. For the most up-to-date information on your investment, please visit the Fund’s website at www.guggenheiminvestments.com/gge.

Sincerely,

Donald C. Cacciapaglia
Chief Executive Officer
Guggenheim Enhanced Equity Strategy Fund

May 31, 2013

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT | 3

QUESTIONS & ANSWERS	April 30, 2013

The Guggenheim Enhanced Equity Strategy Fund (the “Fund”) is managed by a team of seasoned professionals at Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”). This team includes B. Scott Minerd, Global Chief Investment Officer; Anne Bookwalter Walsh, CFA, JD, Assistant Chief Investment Officer; Farhan Sharaff, Assistant Chief Investment Officer, Equities; Jayson Flowers, Managing Director; and Jamal Pesaran, Managing Director and Portfolio Manager. In the following interview, the investment team discusses the market environment and the Fund’s performance during the six-month period ended April 30, 2013.

Please describe the Fund’s objective and management strategies.

The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. GPIM seeks to achieve the Fund’s investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call strategy developed by GPIM. The Fund may seek to obtain exposure to equity markets through investments in exchange-traded funds or other investment funds that track equity market indices, through investments in individual equity securities and/or through derivative instruments that replicate the economic characteristics of exposure to equity securities or markets.

The Fund utilizes leverage to seek to deliver a portfolio targeting similar risk exposure as the Standard & Poor’s 500 Index (the “S&P 500”) while presenting the potential benefit of greater income and a focus on capital appreciation.

Currently GPIM seeks to obtain exposure to equity markets by investing primarily in exchange-traded funds (“ETFs”). ETFs are selected for broadly based market exposure and broad sector exposures. Only highly liquid securities are held, since liquidity is essential for a strategy that seeks to benefit from market volatility.

The Fund has the ability to write call options on indices and/or securities, which will typically be at- or out-of-the money. GPIM’s strategy typically targets one-month options, although options of any strike price or maturity may be used.

The Fund seeks to achieve its primary investment objective of seeking a high level of current income through premiums received from selling options and dividends paid on securities owned by the Fund. Although the Fund will receive premiums from the options written, by writing a covered call option, the Fund forgoes any potential increase in value of the underlying securities above the strike price specified in an option contract through the expiration date of the option.

To the extent GPIM’s strategy seeks to achieve broad equity exposure through a portfolio of common stocks, the Fund would expect to hold a diversified portfolio of stocks. To the extent GPIM’s equity exposure strategy is implemented through investment in broad-based equity ETFs or other investment funds or derivative instruments that replicate the economic characteristics of exposure to equity securities markets, the Fund’s portfolio is expected to comprise fewer holdings.

The Fund ordinarily focuses its investments in securities of U.S. issuers, but may invest up to 15% of its total assets in U.S. dollar-denominated securities of foreign issuers. The Fund may invest in or seek exposure to equity securities of issuers of any market capitalization.

While the execution of this strategy is complex, involving sophisticated proprietary financial models, Guggenheim believes the value to investors is really very straightforward: seeking total return similar to the S&P 500 while targeting similar risk and more income.

What was the economic and market environment over the last six months?

Despite some softening of economic data in the last part of the period, the U.S. economic picture was sound for the six months ended April 30, 2013, powered by monetary accommodation from central banks around the world and continuing improvement in the U.S. housing sector and labor market. Equity markets rallied more than 14% over the period, with the S&P 500 reaching an all-time high. In the fixed income domain, abundant liquidity and the continuation of open-ended quantitative easing have produced a benign credit environment with low default rates.

The recovery in employment tends to be understated due to the sheer magnitude of the drawdown at the height of the financial crisis and continued softness in the public sector. In the private sector, the U.S. economy is currently adding jobs at a rate that is over 20% higher than that of the prior expansion. As for housing, January and February 2013 marked the best two-month period of new home sales since 2008 and home values have been reaching their highest levels since 2007, which has been driving increased consumption.

The disappointing economic data late in the period stirred concerns about possible market consolidation or even a correction; following the Fiscal Cliff and sequester, there was also rising uncertainty around U.S. fiscal policy issues, as well as anemic growth trends in Europe, slower growth in China and a tumble in the price of gold. Markets were also startled by the size of Japanese efforts to weaken the yen and gain export competitiveness. Nonetheless, multi-year lows in the CBOE Volatility Index suggested there was also considerable complacency on the part of investors.

4 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

QUESTIONS & ANSWERS continued	April 30, 2013

A number of global central banks have implemented interest rate cuts during the period, owing to sluggish global economic growth and continuing weakness in commodity prices. The world is still in a deflationary environment, which has given policymakers a great deal of leeway to extend and expand accommodative monetary policies aimed at stimulating output. With ongoing weakness in growth and inflation, investors have come to expect global central banks to maintain accommodative policies, keeping rates muted.

For the six-month period ended April 30, 2013, the S&P 500 returned 14.42%. International markets had even better returns, with the Morgan Stanley Capital International Europe-Australasia-Far East Index (the “MSCI EAFE”) Index returning 16.90%. The MSCI EAFE Index is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin. The MSCI Emerging Markets Index returned 5.29%.

How did the Fund perform in this environment?

All Fund returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2013, the Fund generated a total return based on market price of 9.96% and a return of 7.46% based on NAV. As of April 30, 2013, the Fund’s market price of $18.90 represented a discount of 5.03% to NAV of $19.90. As of October 31, 2012, the Fund’s market price of $17.96 represented a discount of 6.99% to NAV of $19.31.

The market value of the Fund’s shares fluctuates from time to time, and it may be higher or lower than the Fund’s NAV. The current discount to NAV provides an opportunity for investors to purchase shares of the Fund at prices below the market value of the securities in the underlying portfolio.

The market environment over the period was one of declining volatility and a gradual grind higher in equities. The S&P 500 Index moved up more than 14%. The Fund’s proxy for volatility, the CBOE Volatility Index, better known as the VIX, fell 27% for the period. However, the realized monthly changes in the market saw some extended moves, for instance, a drop of more than 6% in the November options expiry month and then a retracement in December.

When implied volatility is low, the impact of leverage in the portfolio becomes more amplified, permitting a big down move to negatively affect performance. The choppy moves late in 2012 proved to be challenging for the Fund, given its underlying equity exposure, its strategy of writing at-the-money or slightly out-of-the-money calls and its leverage designed to bring the risk level of the portfolio to that of the market. Moreover, the market moves did not cause implied volatility levels to increase, which GPIM attributes to the role quantitative easing has played in market activity over the past couple of years.

In the first months of 2013, the size and frequency of large moves abated, and the Fund managed to keep pace with the market. For the period as a whole, the Fund experienced less volatility than the market, as measured by standard deviation. The standard deviation for the Fund for the period was 10.8%, compared with 12.2% for the S&P 500 Index.

Please discuss the Fund’s distributions.

The Fund paid a quarterly dividend of $0.3125 in November 2012. The distribution rose to $0.485 for the quarterly dividend paid in February 2013. The most recent dividend represents an annualized distribution rate of 10.26% based on the Fund’s closing market price of $18.90 as of April 30, 2013.

When required, the distributions were accompanied by letters detailing the estimated characterization of the distribution for tax purposes. These letters are also posted on the Fund’s website. Additionally, Guggenheim Investments produces an annual tax information guide for its closed-end funds; this guide may be found at www.guggenheiminvestments.com/products/CEF.

What were the major investment decisions that affected the Fund’s performance?

The main factors impacting the performance of the Fund for the period were the gradual grind higher in the U.S. equity market, along with the drop-off in implied equity market volatility, which reduced the premium gained from the sale of call options. Portfolio management’s response to this environment was to reduce leverage and raise the strike price, both actions which contributed to the Fund’s performance for the period.

The strategy involves the use of leverage, the level of which is determined by the relative attraction of the volatility premium realized in the selling of options, so, when volatility and the volatility premium fall, GPIM reduces leverage. To help offset the impact of lower premiums and reduced leverage during the period, the Fund increased the strike price at which options were sold. While the higher strike reduced the amount of premium the Fund took in, it permitted greater participation in the underlying equity moves.

A feature of the market over the period was the continued strength of large cap stocks such as those in the Dow Jones Industrial Average. For most of 2012, the market was driven higher by the largest large caps—the mega caps—including many tech names such as Apple, Inc. This review period, there was a notable reduction in correlations between indices and sectors. This lowered correlation also contributed to reduce market volatility.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT | 5

QUESTIONS & ANSWERS continued

The Fund currently employs financial leverage through the use of a bank line of credit, generally maintaining leverage between 20% and 30% of the Fund’s total assets, consistent with the Fund’s risk profile. As of April 30, 2013, the Fund’s outstanding leverage was approximately 24% of the Fund’s assets (including assets attributable to the leverages), compared with about 29% at the beginning of the period. There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.

Were there any changes to the Fund’s investment guidelines during the period?

The Commodity Futures Trading Commission (“CFTC”) recently amended its Rule 4.5, which excludes investment advisers from registration as commodity pool operators provided certain requirements are met. In order to permit investment advisers to continue to claim an exclusion under the amended rule, beginning on January 1, 2013, funds must limit trading activity in futures, options on futures and swaps (excluding activity for “bona fide hedging purposes,” as defined under CFTC regulations) such that either:

•
the aggregate initial margin and premiums required to establish its futures, options on futures and swaps did not exceed 5% of the liquidation value of a fund’s portfolio, after taking into account unrealized profits and losses on such positions; or

•
the aggregate net notional value of its futures, options on futures and swaps did not exceed 100% of the liquidation value of a fund’s portfolio, after taking into account unrealized profits and losses on such positions.

The Fund and its investment advisers do not believe that complying with the amended rule limits the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Index Definitions:

Indices are unmanaged and it is not possible to invest directly in an index.

S&P 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index designed to reflect the movements of stock markets in developed countries of Europe and the Pacific Basin. The index is calculated in U.S. dollars and is constructed to represent about 60% of market capitalization in each country.

The MSCI Emerging Markets Index is a free float-adjusted market-capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

GGE Risks and Other Considerations

The views expressed in this report reflect those of the portfolio managers only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities. Historically, closed-end funds often trade at a discount to their net asset value. Past performance does not guarantee future results.

Please see www.guggenheiminvestments.com/gge for a detailed discussion of the Fund’s risks and considerations.

6 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited)	April 30, 2013

Fund Statistics
Share Price	$18.90
Common Share Net Asset Value	$19.90
Premium/(Discount) to NAV	-5.03%
Net Assets ($000)	$99,375

Total Returns
(Inception 1/27/04)	Market	NAV
Six Month	9.96%	7.46%
One Year	18.17%	8.79%
Three Year - average annual	15.94%	11.83%
Five Year - average annual	-19.20%	-21.57%
Since Inception - average annual	-10.80%	-10.58%

% of Long-Term
Long-Term Holdings	Investments
SPDR S&P 500 ETF Trust	39.4%
PowerShares QQQ Trust Series 1	24.2%
iShares Russell 2000 Index Fund	15.0%
Materials Select Sector SPDR Fund	5.0%
Technology Select Sector SPDR Fund	5.0%
Financial Select Sector SPDR Fund	5.0%
SPDR Dow Jones Industrial Average ETF Trust	4.8%
Energy Select Sector SPDR Fund	1.6%

Fund Breakdown	Assets
Long-Term Investments	136.1%
Short-Term Investment	1.1%
Total Investments	137.2%
Liabilities in excess of Other Assets	-0.2%
Total Value of Options Written	-4.8%
Borrowings	-32.2%
Total Net Assets	100.0%

Past performance does not guarantee future results. All portfolio data is subject to change daily. For more current information, please visit www.guggenheiminvestments.com/gge. The above summaries are provided for informational purposes only and should not be viewed as recommendations.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT | 7

PORTFOLIO OF INVESTMENTS (Unaudited)	April 30, 2013

Number
of Shares	Description			Value
	Long-Term Investments – 136.1%
	Exchange Traded Funds – 136.1%
27,200	Energy Select Sector SPDR Fund(a)			$2,128,944
360,400	Financial Select Sector SPDR Fund(a)			6,739,480
215,200	iShares Russell 2000 Index Fund(a)			20,258,928
172,200	Materials Select Sector SPDR Fund(a)			6,810,510
463,500	PowerShares QQQ Trust Series 1(a)			32,783,355
44,300	SPDR Dow Jones Industrial Average ETF Trust(a)			6,560,387
333,500	SPDR S&P 500 ETF Trust(a)			53,253,280
219,300	Technology Select Sector SPDR Fund(a)			6,756,633
	(Cost $130,582,263)			135,291,517

	Short-Term Investments – 1.1%
	Money Market Fund – 1.1%
1,072,157	Dreyfus Treasury Prime Cash Management Institutional Shares
	(Cost $1,072,157)			1,072,157

	Total Investments – 137.2%
	(Cost $131,654,420)			136,363,674
	Liabilities in excess of Other Assets – (0.2%)			(255,990)
	Total Value of Options Written – (4.8%) (Premiums received $1,833,428)			(4,732,239)
	Borrowings – (32.2% of Net Assets or 23.5% of Total Investments)			(32,000,000)
	Net Assets – 100.0%			$99,375,445

Contracts
(100 shares		Expiration	Exercise	Market
per contract)	Call Options Written (b)	Month	Price	Value
272	Energy Select Sector SPDR Fund	May 2013	$ 76.00	$(74,664)
3,604	Financial Select Sector SPDR Fund	May 2013	18.00	(272,102)
2,152	iShares Russell 2000 Index Fund	May 2013	92.00	(621,928)
1,722	Materials Select Sector SPDR Fund	May 2013	38.00	(297,045)
4,635	PowerShares QQQ Trust Series 1	May 2013	68.00	(1,362,690)
443	SPDR Dow Jones Industrial Average ETF Trust	May 2013	145.00	(153,942)
3,335	SPDR S&P 500 ETF Trust	May 2013	155.00	(1,749,208)
2,193	Technology Select Sector SPDR Fund	May 2013	30.00	(200,660)
	Total Value of Call Options Written
	(Premiums received $1,833,428)			$(4,732,239)

S&P – Standard & Poor’s

(a)	All of these securities represent cover for outstanding options written. All of these securities have been physically segregated as collateral for borrowings outstanding.

(b)	Non-income producing security.

See notes to financial statements.
8 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2013

Assets
Investments in securities, at value (cost $131,654,420)	$136,363,674
Dividends receivable	8,181
Other assets	19,835
Total assets	136,391,690
Liabilities
Borrowings	32,000,000
Options written, at value (premiums received of $1,833,428)	4,732,239
Advisory fee payable	79,416
Interest due on borrowings	19,819
Administrative fee payable	2,231
Accrued expenses	182,540
Total liabilities	37,016,245
Net Assets	$99,375,445
Composition of Net Assets
Common shares, $.01 par value per share; unlimited number of shares authorized, 4,993,991 shares issued and outstanding	$49,940
Additional paid-in capital	763,369,333
Accumulated net unrealized appreciation on investments and options	1,810,443
Accumulated net realized loss on investments, currency transactions and options	(661,576,678)
Accumulated net investment loss	(4,277,593)
Net Assets	$99,375,445
Net Asset Value (based on 4,993,991 common shares outstanding)	$19.90

See notes to financial statements.
GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT | 9

STATEMENT OF OPERATIONS For the six months ended April 30, 2013 (Unaudited)	April 30, 2013

Investment Income
Dividends (net of foreign withholding taxes of $36)	$297,608
Total income		$297,608
Expenses
Advisory fee	527,799
Professional fees	63,768
Trustees’ fees and expenses	30,887
Printing expenses	25,499
Fund accounting	19,076
Administrative fee	17,076
Custodian fee	12,511
NYSE listing fee	10,498
Insurance expense	9,589
Transfer agent fee	9,323
Miscellaneous	1,780
Interest expense	142,384
Total expenses		870,190
Advisory fees waived		(31,047)
Net expenses		839,143
Net investment loss		(541,535)
Realized and Unrealized Gain (Loss) on Investments and Options:
Net realized gain (loss) on:
Investments		1,031,603
Options		(1,949,223)
Change in net unrealized appreciation (depreciation) on:
Investments		11,941,197
Options		(3,577,606)
Net gain on investments and options		7,445,971
Net Increase in Net Assets Resulting from Operations		$6,904,436

See notes to financial statements.
10 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

STATEMENT OF CHANGES IN NET ASSETS	April 30, 2013

	For the
	Six Months Ended	For the
	April 30, 2013	Year Ended
	(Unaudited)	October 31, 2012
Increase in Net Assets
Resulting from Operations
Net investment income (loss)	$(541,535)	$(732,629)
Net realized gain (loss) on investments and options	(917,620)	17,849,770
Net change in unrealized appreciation (depreciation) on investments and options	8,363,591	(4,750,837)
Net increase in net assets resulting from operations	6,904,436	12,366,304
Distributions
From and in excess of net investment income	(3,982,708)	(6,242,489)
Total distributions to common shareholders	(3,982,708)	(6,242,489)
Total increase in net assets	2,921,728	6,123,815
Net Assets
Beginning of period	96,453,717	90,329,902
End of period (including distributions in excess of net investment income and undistributed net investment income of ($4,277,593) and $246,650, respectively)	$99,375,445	$96,453,717

See notes to financial statements.
GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT | 11

STATEMENT OF CASH FLOWS For the six months ended April 30, 2013 (Unaudited)	April 30, 2013

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$6,904,436
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Used in Operating and Investing Activities:
Net change in unrealized appreciation on investments	(11,941,197)
Net change in unrealized depreciation on options	3,577,606
Net realized gain on investments	(1,031,603)
Net realized loss on options	1,949,223
Purchase of long-term investments	(441,337,298)
Proceeds from sale of long-term investments	451,907,850
Premiums received on call options written	8,285,541
Cost of written options closed	(6,342,241)
Corporate actions and other payments	8,047
Net purchases of short-term investments	(5,085)
Increase in dividends receivable	(8,181)
Decrease in other assets	9,624
Decrease in advisory fee payable	(13,453)
Decrease in administrative fee payable	(463)
Increase in accrued expenses	36,199
Decrease in interest due on borrowings	(16,297)
Net Cash Used in Operating and Investing Activities	11,982,708
Cash Flows From Financing Activities:
Distributions paid	(3,982,708)
Proceeds from borrowings	27,500,000
Payments made on borrowings	(35,500,000)
Net Cash Provided by Financing Activities	(11,982,708)
Net change in cash	—
Cash at Beginning of Period	—
Cash at End of Period	$—
Supplemental Disclosure of Cash Flow Information: Cash paid during the period for interest	$158,681
Supplemental Disclosure of Non Cash Operating Activity: Options exercised during the year:	$3,086,461

See notes to financial statements.
12 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS (Unaudited)	April 30, 2013

	For the
	Six Months Ended		For the	For the		For the	For the		For the
Per share operating performance	April 30, 2013		Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
for a common share outstanding throughout the period *	(Unaudited)		October 31, 2012	October 31, 2011		October 31, 2010	October 31, 2009		October 31, 2008
Net asset value, beginning of period	$19.31		$18.09	$16.92		$14.86	$19.65		$113.95
Income from investment operations
Net investment income (loss) (a)	(0.11)		(0.15)	0.23		0.49	0.90		6.75
Net realized and unrealized gain (loss) on investments, futures, options and swap transactions	1.50		2.62	1.65		2.15	(4.83)		(92.50)
Distributions to Preferred Shareholders
From net investment income and return of capital (common share equivalent basis)	—		—	—		(0.02)	(0.21)		(2.05)
Total from investment operations	1.39		2.47	1.88		2.62	(4.14)		(87.80)
Distributions to Common Shareholders
From and in excess of net investment income	(0.80)		(1.25)	(0.27)		(0.56)	(0.65)		(4.73	)(e)
Return of capital	—		—	(0.44)		—	—		(1.77	)(e)
Total distributions to Common Shareholders	(0.80)		(1.25)	(0.71)		(0.56)	(0.65)		(6.50)
Net asset value, end of period	$19.90		$19.31	$18.09		$16.92	$14.86		$19.65
Market value, end of period	$18.90		$17.96	$15.45		$14.86	$14.25		$14.90
Total investment return (b)
Net asset value	7.46%		13.99%	11.34%		18.01%	(19.99)%		(81.30)%
Market value	9.96%		25.22%	8.79%		8.45%	3.50%		(83.31)%
Ratios and supplemental data
Net assets, applicable to common shareholders, end of period (thousands)	$99,375		$96,454	$90,330		$84,493	$134,883		$178,223
Preferred Shares, at liquidation value ($25,000 per share liquidation preference) (thousands)	$—		$—	$—		$—	$30,000		$125,000
Preferred Shares asset coverage per share	$—		$—	$—		$—	$137,402		$60,645
Ratios to Average Net Assets applicable to Common Shares:
Net operating expense	1.47	%(g)	1.55%	1.90%		2.18%	2.66%		1.76%
Interest expense	0.30	%(g)	0.34%	0.33%		0.50%	0.11%		—%
Total net expense	1.77	%(g)	1.89%	2.23%		2.68%	2.77%		1.76%
Fee waiver	0.07	%(g)	0.07%	0.09%		0.11%	0.09%		—%
Total gross expense (c)	1.84%		1.96%	2.32%		2.79%	2.86%		1.76%
Net investment income, after fee waiver and effect of dividends to preferred shares	-1.14	%(g)	-0.77%	1.30%		3.04%	5.38%		6.36%
Portfolio turnover	347%		645%	267	%(f)	26%	172	%(f)	68%
Senior indebtedness
Total borrowings outstanding (in thousands)	$32,000		$40,000	$26,000		$33,000	$30,000		$—
Asset coverage per $1,000 of indebtedness (d)	$4,106		$3,411	$4,474		$3,560	$6,496		$—

*	Reflects 1 for 5 reverse stock split that occurred on June 5, 2009.

(a)	Based on average shares outstanding during the period.

(b)
Total investment return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total investment return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c)
Expense ratio does not reflect fees and expenses incurred indirectly by the Fund as a result of its investments in shares of other investment companies. If these fees were included in the expense ratio, the increase to the expense ratio would be approximately 0.11% for the six months ended April 30, 2013, 0.26% for the year ended October 31, 2012, 0.14% for the year ended October 31, 2011, 0.00% for the years ended October 31, 2010 and October 31, 2009, and 0.02% for the year ended October 31, 2008.

(d)	Calculated by subtracting the Fund’s total liabilities (not including borrowings) from the Fund’s total assets and dividing by the total borrowings.

(e)
Subsequent to October 31, 2008, a reclassification was required that resulted in a recharacterization of the distributions for the October 31, 2009 financial reporting period. This resulted in a $0.03 reclassification between distributions paid to common shareholders from and in excess of net investment income and distributions paid to common shareholders from return of capital.

(f)	The increase in the portfolio turnover compared to prior years is the result of the change in the Fund’s Sub-Adviser and the resulting reallocation of the portfolio holdings.

(g)	Annualized.

See notes to financial statements.
GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT | 13

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2013

Note 1 – Organization:
Guggenheim Enhanced Equity Strategy Fund (the “Fund”) was organized as a Delaware statutory trust on October 20, 2003. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. Effective May 16, 2011, the Fund seeks to achieve its investment objectives by obtaining broadly diversified exposure to the equity markets and utilizing a covered call option strategy which follows a proprietary dynamic rules-based methodology developed by Guggenheim Partners Investment Management, LLC. Prior to May 16, 2011, the Fund pursued its investment objectives by investing its assets primarily in dividend-paying common and preferred stocks. There can be no assurance that the Fund will achieve its investment objectives. The Fund’s investment objectives are considered fundamental and may not be changed without shareholder approval.

Note 2 – Accounting Policies:
The preparation of the financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over-the-counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and ask prices on that day. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Debt securities are valued by independent pricing services or dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. Exchange traded options are valued at the mean between the bid and asked prices on the principal exchange on which they are traded. The Fund values money market funds at net asset value. Short-term securities with maturities of 60 days or less at time of purchase are valued at amortized cost, which approximates market value.

For those securities where quotations or prices are not available, the valuations are determined in accordance with procedures established in good faith by management and approved by the Board of Trustees. A valuation committee consisting of representatives from investments, fund administration, legal and compliance is responsible for the oversight of the valuation process of the Funds and convenes monthly, or more frequently as needed. The valuation committee reviews monthly Level 3 fair valued securities methodology, price overrides, broker quoted securities, price source changes, illiquid securities, stale priced securities, halted securities, price challenges, fair valued securities sold and back testing trade prices in relation to prior day closing prices. On a quarterly basis, the valuations and methodologies of all Level 3 fair valued securities are presented to the Fund’s Trustees.

Valuations in accordance with these procedures are intended to reflect each security’s (or asset’s) “fair value”. Fair value is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the initial cost of the security, (iii) the existence of any contractual restrictions on the security’s disposition, (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies, (v) quotations or evaluated prices from broker-dealers and/or pricing services, (vi) information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange traded securities), (vii) an analysis of the company’s financial statements, and (viii) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold (e.g. the existence of pending merger activity, public offerings or tender offers that might affect the value of the security).

There are three different categories for valuations. Level 1 valuations are those based upon quoted prices in active markets. Level 2 valuations are those based upon quoted prices in inactive markets or based upon significant observable inputs (e.g. yield curves; benchmark interest rates; indices). Level 3 valuations are those based upon unobservable inputs (e.g. discounted cash flow analysis; non-market based methods used to determine fair valuation).

The Fund values Level 1 securities using readily available market quotations in active markets. Money market funds are valued at net asset value. The Fund values Level 2 fixed income securities using independent pricing providers who employ matrix pricing models utilizing market prices, broker quotes and prices of securities with comparable maturities and qualities. The Fund values Level 2 equity securities using independent pricing providers who employ models using various observable market inputs. The fair value estimate for the Level 3 security is determined in accordance with the Fund’s valuation procedures described above.

The following table represents the Fund’s investments carried on the Statement of Assets and Liabilities by caption and by level within the fair value hierarchy as of April 30, 2013.

Description	Level 1	Level 2	Level 3	Total
(value in $000s)
Assets:
Exchange Traded
Funds	$135,292	$—	$—	$135,292
Money Market Fund	1,072	—	—	1,072
Total	$136,364	$—	$—	$136,364

14 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	April 30, 2013

Description	Level 1	Level 2	Level 3	Total
Liabilities:
Call options written	$4,732	$—	$—	$4,732
Total	$4,732	$—	$—	$4,732

There were no transfers between levels during the six months ended April 30, 2013.

The following table presents the activity for the Fund’s investments measured at fair value using significant unobservable inputs (Level 3 valuations) for the six months ended April 30, 2013.

Level 3 holdings (value in $000s)	Securities
Beginning Balance at October 31, 2012	$33
Total Realized Gain/Loss	(3,220)
Change in Unrealized Gain/Loss	3,435
Return of Capital	(8)
Net Purchases and Sales	(240)
Transfers In	—
Transfers Out	—
Ending Balance at April 30, 2013	$—

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Options
The Fund may purchase or sell (write) options on securities and securities indices which are listed on a national securities exchange or in the OTC market as a means of achieving additional return or of hedging the value of the Fund’s portfolio. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has an obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written in the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

(d) Distributions
The Fund declares and pays quarterly distributions to common shareholders. Any net realized long-term gains are distributed annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

(e) Currency Translation
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the bid and ask price of the respective exchange rates on the last day of the period. Purchases and sales of investments denominated in foreign currencies are translated at the mean of the bid and asked price of respective exchange rates on the date of the transaction.

Foreign exchange gain or loss resulting from the holding of a foreign currency, expiration of a currency exchange contract, difference in the exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are included as net realized gains or losses in the Fund’s Statement of Operations.

Foreign exchange gain or loss on assets and liabilities, other than investments, is included in unrealized appreciation (depreciation) on foreign currency transactions. There were no currency gains or losses for the six months ended April 30, 2013.

Note 3 – Investment Advisory Agreement, Sub-Advisory Agreement and Other Agreements:
Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) between the Fund and Guggenheim Funds Investment Advisors, LLC (“GFIA” or the “Adviser”), the Adviser furnishes offices, necessary facilities and equipment, oversees the activities of Guggenheim Partners Investment Management, LLC (“GPIM” or the “Sub-Adviser”), provides personnel including certain officers required for the Fund’s administrative management and compensates the officers and trustees, if any, of the Fund who are its affiliates.

Pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) among the Fund, the Adviser and the Sub-Adviser, the Sub-Adviser provides a continuous investment program for the Fund’s portfolio; provides investment research, makes and executes recommendations for the purchase and sale of securities; and provides certain facilities and personnel.

Under the Advisory Agreement, GFIA is entitled to receive an investment advisory fee at an annual rate equal to 0.85% of the average daily value of the Fund’s total managed assets. Under the terms of a fee waiver agreement, and for so long as the investment sub-adviser of the Fund is an affiliate of GFIA, GFIA has agreed to waive 0.05% of its advisory fee such that the Fund pays to GFIA an investment advisory fee at an annual rate equal to 0.80% of the average daily value of the Fund’s total managed assets. Pursuant to the Sub-Advisory Agreement, the Adviser pays to GPIM a sub-advisory fee equal to 0.40% of the average daily value of the Fund’s total managed assets.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT | 15

NOTES TO FINANCIAL STATEMENTS continued	April 30, 2013

The Adviser receives a fund administration fee payable monthly at the annual rate set forth below as a percentage of the average daily managed assets of the Fund.

Managed Assets	Rate
First $200,000,000	0.0275%
Next $300,000,000	0.0200%
Next $500,000,000	0.0150%
Over $1,000,000,000	0.0100%

For the six months ended April 30, 2013, the Fund recognized expenses of approximately $17,076 for these services.

For the purposes of calculating the fees payable under the foregoing agreements, “average daily managed assets” means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. “Total assets” means all of the Fund’s assets and is not limited to its investment securities. “Accrued liabilities” means all of the Fund’s liabilities other than borrowings for investment purposes.

The Bank of New York Mellon (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash.

Certain officers of the Fund may also be officers, directors and/or employees of the Adviser. The Fund does not compensate its officers who are officers, directors and/or employees of the Adviser.

Note 4 – Federal Income Taxes:
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

Information on the components of net assets on a tax basis as of April 30, 2013 is as follows:

Net Tax
Cost of			Unrealized
Investments	Gross Tax	Gross Tax	Depreciation
for Tax	Unrealized	Unrealized	on
Purposes	Appreciation	Depreciation	Investments
$130,595,098	$5,803,199	$(34,623)	$5,768,576

As of October 31, 2012, (the most recent fiscal year end for federal income tax purposes), the components of accumulated earnings/(losses) (excluding paid-in capital) on a tax basis were as follows:

Undistributed
Undistributed Ordinary	Long-Term Gains/
Income/(Accumulated)	(Accumulated)
Ordinary Loss)	Capital Loss)
$0	$(661,471,730)

The difference between book and tax basis unrealized appreciation/ (depreciation) is attributable to the tax deferral of losses on wash sales, partnerships and tax straddles.

As of October 31, 2012, for federal income tax purposes, the Fund had a capital loss carryforward (“CLCF”) of $661,471,730 available to offset possible future capital gains. Of the CLCF, $212,629,280 is set to expire on October 31, 2016, $443,299,661 is set to expire on October 31, 2017, and $5,542,789 is set to expire on October 31, 2019. In order for the Fund’s CLCF to be beneficially utilized in a given tax year, the Fund’s net investment income plus net realized capital gains must exceed the total Fund distributions for that year. Given the current size of the Fund, it is highly unlikely that the Fund will be able to fully utilize the CLCF prior to its expiration. Such CLCF cannot be utilized prior to the utilization of new capital loss carryovers, if any, created after December 31, 2010. When the Fund utilizes CLCFs to offset its realized gains, distributions to shareholders derived from those realized gains are treated as ordinary income for tax purposes under the Internal Revenue Code and are shown as such on IRS Form 1099 DIV.

For the year ended October 31, 2012, the tax character of distributions paid to shareholders as reflected in the Statement of Changes in Net Assets was as follows:

Distributions paid from:	2012
Ordinary income – common shares	$6,242,489	*
Return of capital – common shares	—
	$6,242,489

*	Ordinary income distributions for federal income tax purposes includes distributions from realized gains.

During the period ended April 30, 2013, distributions of $3,982,708 were paid to common shareholders. The classification of these distributions for federal income tax purposes will be determined after October 31, 2013.

For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more-likely-than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since them). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Note 5 – Investments in Securities:
For the six months ended April 30, 2013, the cost of purchases and proceeds from sales of investments, excluding written options and short-term securities, were $441,337,298 and $451,907,850, respectively.

16 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS continued	April 30, 2013

Note 6 – Derivatives:
The Fund employs an options strategy in an attempt to generate income and gains from option premiums received from selling options. The Fund’s options strategy follows a proprietary dynamic rules-based methodology.

There are several risks associated with transactions in options on securities. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call but has retained the risk of loss should the price of the underlying security decline. A writer of a put option is exposed to the risk of loss if fair value of the underlying securities declines, but profits only to the extent of the premium received if the underlying security increases in value. The writer of an option has no control over the time when it may be required to fill its obligation as writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Transactions in written option contracts for the six months ended April 30, 2013, were as follows:

	Number of Contracts	Premiums Received
Options outstanding, beginning of period	15,276	$1,027,367
Options written during the period	95,599	8,285,541
Options expired during the period	(32,123)	(1,948,724)
Options closed during the period	(30,744)	(2,444,295)
Options assigned during the period	(29,652)	(3,086,461)
Options outstanding, end of period	18,356	1,833,428

Summary of Derivatives Information
The following table presents the types of derivatives in the Fund by location as presented on the Statement of Assets and Liabilities at April 30, 2013:

Statement of Asset and Liability Presentation of Fair Values of Derivatives ($000s):
	Asset Derivatives		Liability Derivatives
	Statement		Statement
	of Assets		of Assets
	and Liabilities		and Liabilities
	Location	Fair Value	Location	Fair Value
Equity risk			Options
written,
	—	—	at value	$4,732
Total		—		$4,732

The following table presents the effect of derivatives on the Statement of Operations for the six months ended April 30, 2013:

Effect of Derivative Instruments on the Statement of Operations (in $000s):
	Amount of	Change in Net Unrealized
	Net Realized Gain/(Loss)	Appreciation/(Depreciation)
	on Derivatives	on Derivatives
	Options	Options	Total
Equity risk	$(1,949)	$(3,578)	$(5,527)
Total	$(1,949)	$(3,578)	$(5,527)

Note 7 – Capital:

Common Shares
The Fund has an unlimited amount of common shares, $0.01 par value, authorized and 4,993,991 (reflecting the 1 for 5 reverse stock split that occurred prior to the opening of trading on the NYSE on June 5, 2009) issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue any shares during the six months ended April 30, 2013 or the year ended October 31, 2012.

Preferred Shares
At April 30, 2013, there were no preferred shares outstanding.

Note 8 – Borrowings:
The Fund entered into a $45,000,000 committed credit facility agreement whereby the counterparty has agreed to provide secured financing to the Fund and the Fund will provide pledged collateral to the counterparty. The interest on the amount borrowed is based on the 1-month LIBOR plus 0.75%. As of April 30, 2013 there was $32,000,000 outstanding in connection with the Fund’s credit facility.

The average daily amount of the borrowings on the credit facility during the six months ended April 30, 2013 was $29,629,834 with a related average interest rate of 0.95%. The maximum amount outstanding during the period was $40,000,000.

Note 9 – Indemnifications:
In the normal course of business, the Fund enters into contracts that contain a variety of representations, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would require future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT | 17

NOTES TO FINANCIAL STATEMENTS continued	April 30, 2013

Note 10 – Subsequent Event:
The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require disclosure in the Fund’s financial statements, except as noted below.

On May 1, 2013, the Board of Trustees declared a quarterly dividend of $0.4850 per common share. The dividend was payable on May 31, 2013, to shareholders of record on May 15, 2013.

Effective May 14, 2013, the Board of Trustees approved Rydex Fund Services, LLC (“RFS”) to replace GFIA as the Administrator of the Fund. Both RFS and GFIA are affiliates of Guggenheim Partners, LLC, a global diversified financial services firm. The Board of Trustees also approved RFS to replace BNY as the Fund’s accounting agent. This change will occur on November 1, 2013. These changes will not have a material impact to the Fund.

18 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

SUPPLEMENTAL INFORMATION (Unaudited)	April 30, 2013

Federal Income Tax Information
In January 2014, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2013.

Trustees
The Trustees of the Guggenheim Enhanced Equity Strategy Fund and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
Randall C. Barnes Year of Birth: 1951 Trustee	Since 2010	Private Investor (2001-present). Formerly, Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997), President, Pizza Hut International (1991-1993) and Senior Vice President, Strategic Planning and New Business Development of PepsiCo, Inc. (1987-1990).	48	None
Roman Friedrich III Year of Birth: 1946 Trustee	Since 2004	Founder and President of Roman Friedrich & Company, a US and Canadian-based business, which provides investment banking to the mining industry (1998-present). Formerly, Senior Managing Director of MLV & Co., LLC, an investment bank and institutional broker-dealer specializing in capital intensive industries such as energy, metals and mining (2010-2011).	44
Director of First Americas Gold Corp. (2012-present), Zincore Metals, Inc. (2009 – present). Previously, Director of Blue Sky Uranium Corp. (formerly Windstorm Resources Inc.) (April 2011 – July 2012), Director of Axiom Gold and Silver Corp. (2011- 2012), Stratagold Corp. (2003-2009); Gateway Gold Corp. (2004-2008) and GFM Resources Ltd. (2005-2010).

Robert B. Karn III Year of Birth: 1942 Trustee	Since 2010	Consultant (1998-present). Formerly, Arthur Andersen (1965-1997) and Managing Partner, Financial and Economic Consulting, St. Louis office (1987-1997).	44	Director of Peabody Energy Company (2003-present), GP Natural Resource Partners LLC (2002-present).
Ronald A. Nyberg Year of Birth: 1953 Trustee	Since 2004	Partner of Nyberg & Cassioppi, LLC, a law firm specializing in corporate law, estate planning and business transactions (2000-present). Formerly, Executive Vice President, General Counsel and Corporate Secretary of Van Kampen Investments (1982-1999).	50	None
Ronald E. Toupin, Jr. Year of Birth: 1958 Trustee	Since 2004	Portfolio Consultant (2010-present). Formerly, Vice President, Manager and Portfolio Manager of Nuveen Asset Management (1998-1999), Vice President of Nuveen Investment Advisory Corp. (1992-1999), Vice President and Manager of Nuveen Unit Investment Trusts (1991-1999), and Assistant Vice President and Portfolio Manager of Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).	47	Trustee, Bennett Group of Funds (2011-present).

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT | 19

SUPPLEMENTAL INFORMATION (Unaudited) continued	April 30, 2013

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations during the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex*** Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustee:
Donald C. Cacciapaglia† Year of Birth: 1951 Trustee, Chief Executive Officer	Since 2012
Senior Managing Director of Guggenheim Investments (2010-present); Chief Executive Officer of Guggenheim Funds Services, LLC (2012-present); Chief Executive Officer (2012-present) and President (2010-present), Guggenheim Funds Distributors, LLC and Guggenheim Funds Investment Advisors, LLC; Chief Executive Officer of certain funds of Guggenheim Funds Fund Complex (2012-present); President and Director of SBL Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund (2012-present); President, CEO and Trustee of Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust, (2012-present); Formerly Chairman and CEO of Channel Capital Group Inc. and Channel Capital Group LLC. (2002-2010).
212
Trustee, Rydex Dynamic Funds, Rydex ETF Trust, Rydex Series Funds and Rydex Variable Trust (2012- present); Independent Board Member, Equitrust Life Insurance Company, Guggenheim Life and Annuity Company, and Paragon Life Insurance Company of Indiana. (2011-present).

*	Address for all Trustees unless otherwise noted: 2455 Corporate West Drive, Lisle, IL 60532

**	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

-	Messrs. Barnes and Cacciapaglia, as Class I Trustees, are expected to stand for re-election at the Fund’s 2014 annual meeting of the shareholders.

-	Messrs. Friedrich and Nyberg, as Class II Trustees, are expected to stand for re-election at the Fund’s 2015 annual meeting of shareholders.

-	Messrs. Karn and Toupin, as Class III Trustees, are expected to stand for re-election at the Fund’s 2016 annual meeting of the shareholders.

***
As of period end. The Guggenheim Funds Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC, Guggenheim Funds Distributors, LLC and/or its affiliates.

†
Mr. Donald C. Cacciapaglia is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser.

Principal Executive Officers
The Principal Executive Officers of the Guggenheim Enhanced Equity Strategy Fund, who are not trustees, and their principal occupations during the past five years:

Name, Address*, Year of Birth and Position(s) Held with Registrant	Term of Office** and Length of Time Served	Principal Occupations During the Past Five Years and Other Affiliations
Officers:
Amy J. Lee Year of Birth: 1961 Chief Legal Officer	Since 2013***
Managing Director, Guggenheim Investments (2012-present); Senior Vice President & Secretary, Security Investors, LLC (2010 - present); Secretary & Chief Compliance Officer, Security Distributors, Inc. (1987 - 2012); Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (1987- 2012); Vice President & Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust (2008-present); Chief Legal Officer (2012) of certain funds in the Guggenheim Funds Complex.

John L. Sullivan Year of Birth: 1955 Chief Financial Officer, Chief Accounting Officer, and Treasurer	Since 2010
Senior Managing Director of Guggenheim Funds Investment Advisors, LLC and Guggenheim Funds Distributors, LLC (2010-present). Chief Financial Officer, Chief Accounting Officer and Treasurer of certain other funds in the Fund Complex. Formerly, Chief Compliance Officer, Van Kampen Funds (2004-2010). Head of Fund Accounting, Morgan Stanley Investment Management (2002-2004). Chief Financial Officer, Treasurer, Van Kampen Funds (1996-2004).

Joanna M. Catalucci Year of Birth: 1966 Chief Compliance Officer	Since 2012
Chief Compliance Officer of certain funds in the Fund Complex; and Managing Director of Compliance and Fund Board Relations, Guggenheim Investments (2012-present). Formerly, Chief Compliance Officer & Secretary, SBL Fund; Security Equity Fund; Security Income Fund; Security Large Cap Value Fund & Security Mid Cap Growth Fund; Vice President, Rydex Holdings, LLC; Vice President, Security Benefit Asset Management Holdings, LLC; and Senior Vice President & Chief Compliance Officer, Security Investors, LLC (2010-2012); Security Global Investors, LLC, Senior Vice President (2010-2011); Rydex Advisors, LLC (f/k/a PADCO Advisors, Inc.) and Rydex Advisors II, LLC (f/k/a PADCO Advisors II, Inc.), Chief Compliance Officer and Senior Vice President (2010-2011); Rydex Capital Partners I, LLC & Rydex Capital Partners II, LLC, Chief Compliance Officer (2006-2007); and Rydex Fund Services, LLC (f/k/a Rydex Fund Services, Inc.), Vice President (2001-2006).

Mark E. Mathiasen Year of birth: 1978 Secretary	Since 2008	Director, Associate General Counsel of Guggenheim Funds Services, LLC (2007-present). Secretary of certain funds in the Fund Complex.

*	Address for all Officers: 2455 Corporate West Drive, Lisle, IL 60532

**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

***	Effective February 12, 2013.

20 | GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2013

Unless the registered owner of common shares elects to receive cash by contacting Computershare Shareowner Services LLC (the “Plan Administrator”), all dividends declared on common shares of the Fund will be automatically reinvested by the Plan Administrator, Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Shareowner Services LLC, P.O. Box 358015, Pittsburgh, PA 15252-8015; Attention Shareholder Services Department, Phone Number: 866-488-3559.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT | 21

This Page Intentionally Left Blank.

FUND INFORMATION	April 30, 2013

Board of Trustees	Officers	Investment Adviser	Accounting Agent
Randall C. Barnes Donald C. Cacciapaglia* Roman Friedrich III Robert B. Karn III Ronald A. Nyberg Ronald E. Toupin, Jr., Chairman
Donald C. Cacciapaglia
Chief Executive Officer

Amy J. Lee
Chief Legal Officer

John L. Sullivan
Chief Financial Officer,
Chief Accounting Officer
and Treasurer

Joanna M. Catalucci
Chief Compliance Officer

Mark E. Mathiasen
Secretary

Guggenheim Funds
Investment
Advisors, LLC
Lisle, Illinois

Investment Sub-Adviser
Guggenheim Partners
Investment
Management, LLC
Santa Monica, California

Administrator
Rydex Fund
Services, LLC
Rockville, Maryland

and Custodian
The Bank of
New York Mellon
New York, New York

Legal Counsel
Skadden, Arps, Slate,
Meagher & Flom LLP
New York, New York

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, Illinois

* Trustee is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) (“Interested Trustee”) of the Fund because of his position as the President and CEO of the Adviser.

Privacy Principles of Guggenheim Enhanced Equity Strategy Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about the shareholders to Guggenheim Funds Investment Advisors, LLC employees with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Guggenheim Enhanced Equity Strategy Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.

•	If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent:
Computershare Shareowner Services LLC, 480 Washington Boulevard, Jersey City, NJ 07310; (866) 488-3559

This report is sent to shareholders of Guggenheim Enhanced Equity Strategy Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 392-3004.

Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (866) 392-3004, by visiting the Fund’s website at www.guggenheiminvestments.com/gge or by accessing the Fund’s Form N-PX on the U.S. Securities and Exchange Commission’s (SEC) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or at www.guggenheiminvestments.com/gge. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

GGE | GUGGENHEIM ENHANCED EQUITY STRATEGY FUND SEMIANNUAL REPORT | 23

ABOUT THE FUND MANAGERS

Guggenheim Partners Investment Management, LLC
Guggenheim Partners Investment Management, LLC (“GPIM”) is an indirect subsidiary of Guggenheim Partners, LLC, a diversified financial services firm. The firm provides capital markets services, portfolio and risk management expertise, wealth management, and investment advisory services. Clients of Guggenheim Partners, LLC subsidiaries are an elite mix of individuals, family offices, endowments, foundations, insurance companies and other institutions.

Investment Philosophy
GPIM’s investment philosophy is predicated upon the belief that thorough research and independent thought are rewarded with performance that has the potential to outperform benchmark indexes with both lower volatility and lower correlation of returns over time as compared to such benchmark indexes.

Investment Process
GPIM’s investment process is a collaborative effort between various groups including the Portfolio Construction Group, which utilize proprietary portfolio construction and risk modeling tools to determine allocation of assets among a variety of sectors, and its Sector Specialists, who are responsible for security selection within these sectors and for implementing securities transactions, including the structuring of certain securities directly with the issuers or with investment banks and dealers involved in the origination of such securities.

Guggenheim Funds Distributors, LLC.
2455 Corporate West Drive
Lisle, IL 60532
Member FINRA/SIPC
(6/13)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-GGE-SAR-0413

Item 2.  Code of Ethics.

Not applicable for a semi-annual reporting period.

Item 3.  Audit Committee Financial Expert.

Not applicable for a semi-annual reporting period.

Item 4.  Principal Accountant Fees and Services.

Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for a semi-annual reporting period.

Item 6.  Schedule of Investments.

The Schedule of Investments is included as part of Item 1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for a semi-annual reporting period.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for a semi-annual reporting period.
(b)
There has been no change, as of the date of filing, in any of the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)      The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)    Not applicable

(a)(2)    Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(3)    Not applicable.

(b)        Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) under the investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Guggenheim Enhanced Equity Strategy Fund

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           July 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:              /s/ Donald C. Cacciapaglia

Name:         Donald C. Cacciapaglia

Title:           Chief Executive Officer

Date:           July 3, 2013

By:              /s/ John Sullivan

Name:          John Sullivan

Title:           Chief Financial Officer, Chief Accounting Officer and Treasurer

Date:          July 3, 2013